EXHIBIT 10.15d - COVER LETTER
-----------------------------



March 21, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re: Commercial Umbrella Liability Excess of Loss Reinsurance Agreement as amended through April 5, 1995 between American Re-Insurance Company and Selective insurance Company of America, Selective Way Insurance Company, Selective Insurance Company of the Southeast, and Selective Insurance Company of South Carolina (Contract No. 3525-0067)

Ladies and Gentlemen:

Accompanying this letter for filing pursuant to the Securities Act of 1933, is an amendment, dated November 5, 1996, to the reinsurance agreement referred to above. This agreement was filed as Exhibit 10.13b to the Company's Annual Report on Form 10-K for the year ended December 31, 1995, File No. 0-8641.

Very truly yours,

/s/ Leo L. McConville, Jr.
    ----------------------
    Leo L. McConville, Jr.
    Accountant Technical
    Specialist


EXHIBIT 10.15d
--------------

-----------------------------------------------------------------------------
                                              No. 3525-0067-E006


                              ENDORSEMENT
                              -----------

     Attached to and forming part of the Commercial Umbrella Liability Excess of Loss Reinsurance Agreement No.3525-0067 made and entered into by and between the AMERICAN RE-INSURANCE COMPANY, Princeton, New Jersey (hereinafter called the "Reinsurer") and SELECTIVE INSURANCE COMPANY OF AMERICA and SELECTIVE WAY INSURANCE COMPANY, both of Branchville, New Jersey, SELECTIVE INSURANCE COMPANY OF SOUTH CAROLINA and SELECTIVE INSURANCE COMPANY OF THE SOUTHEAST, both of Charlotte, North Carolina, and EXCHANGE INSURANCE COMPANY, Buffalo, New York, and CHARLESTON INSURANCE COMPANY, North Charleston, South Carolina (hereinafter collectively called the "Company").


     It is mutually understood and agreed that effective 12:01 A.M., July 1, 1996, ARTICLE III - LIMITS OF COVER and ARTICLE V - PREMIUM are amended as follows:

                              ARTICLE III
                              -----------

LIMITS OF COVER
---------------

     (a) As respects commercial umbrella policies issued for the Statewide Excess Liability Fund (SELF) for amounts greater than $10,000,000 but not exceeding $ 15,000,000, the Reinsurer shall reimburse the Company for the amount of its ultimate net loss under each policy in each occurrence in excess of $10,000,000 under each policy in each occurrence.

     (b) It is understood and agreed that in no event shall the Reinsurer's liability exceed the difference between the Company's retention and the limits of liability provided in the Company's policy subject to the Reinsurer's limit of liability set forth above.

                              ARTICLE V
                              ---------

PREMIUM
-------

     As respects policies issued for the Statewide Excess Liability Fund
(SELF) for amounts greater than $10,000,000 but not exceeding $15,000,000, the Company shall pay the Reinsurer for each risk covered:


          i.   $.40 per capita of each municipality reinsured hereunder,

          ii.  $.20 per capita of each county reinsured hereunder,

provided the Reinsurer's premium shall never be less than $300 for each million dollar of policy limits.


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PAGE


                                              No. 3525-0067-E006


     IN WITNESS WHEREOF the parties hereto have caused this Endorsement to be executed in duplicate this 5th day of November, 1996.

                                     AMERICAN RE-INSURANCE COMPANY

                                    /s/ Roy M. Wesley
                                        -------------------------
                                        Roy M. Wesley

                                    /s/ Peter J. Curran
                                        --------------
                                        Peter J. Curran
                                    -----------------------------
                                    Attested by:


ACCEPTED:

SELECTIVE INSURANCE COMPANY OF AMERICA
SELECTIVE WAY INSURANCE COMPANY
SELECTIVE INSURANCE COMPANY OF SOUTH CAROLINA
SELECTIVE INSURANCE COMPANY OF THE SOUTHEAST
EXCHANGE INSURANCE COMPANY
CHARLESTON INSURANCE COMPANY

/s/ P.C. Anderson
    -------------
    P.C. Anderson

/s/ Wayne Rydell
    -------------
    Wayne Rydell
-----------------
Attested by:

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